UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2006


                        American Technologies Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                        0-23258                95-4307525
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      (State or other                 (Commission             (IRS Employer
jurisdiction of Incorporation)          File No.)         Identification Number)


                       300 Las Olas Place
                 300 SE Second Street, Suite 860
                       Ft. Lauderdale, FL                    33301
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            (Address of principal executive offices)      (Zip code)


       Registrant's telephone number, including area code: (954) 764-4402


              Name of Principal Officer: William N. Plamondon, CEO


                        P.O. Box 90, Monrovia, CA 91016
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                         (Former Address if applicable)


                                   Copies to:
                       Virgil K. Johnson & Paul D. Heimann
                           Erickson & Sederstrom, P.C.
                          Regency Westpointe, Suite 100
                           10330 Regency Parkway Drive
                                 Omaha, NE 68114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b)(c)(d). On June 19, 2006, the board of directors of American Technologies Group, Inc. (the "Company") accepted the resignation of Frank Jackson as Chief Financial Officer of the Company and appointed Dr. Gary Fromm as his replacement to act as the Chief Financial Officer of the Company. Dr. Fromm is currently the Chairman of the Board of Directors and formerly served as the Chief Executive Officer of the Corporation. Dr. Fromm also currently serves as the Chairman of the Audit Committee of the Company.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

                                    N/A

(b) Form of financial information.

                                    N/A


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     American Technologies Group, Inc.


                                     By /s/ William N. Plamondon III
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                                        William N. Plamondon III

Dated: June 15, 2006